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                             FIDELITY HOLDINGS, INC.
                    Company Subsidiaries as of March 3, 1997


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                           FIDELITY HOLDINGS, INC.

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COMPUTER BUSINESS SCIENCE, INC.
          (CBS)                                               PREMO-PLAST, INC.

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     |         |        |            |                                |
     |         |        |            |                                |
     |         |        |            |                                |
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               |   Major Fleet &                                      |
CBS (Israel)   |   Leasing Corp.      Reynard Service Bureau, Inc.    |
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               |        |                                             |
             ---        |                                             |
             |          |                                             |
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     InfoSystems        |
 786710 (Ontario) Ltd.  |                                      NEWCO (Pinciaro)
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                        |
                        |
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                        |      -------------------------
                        |----    Major Acceptance Corp.
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